                                                                   Exhibit 10.35

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


         AMENDMENT NO. 2 dated as of March 24, 2003 to the Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002, as amended by Amendment No. 1 dated as of November 8, 2002 (the "Credit Agreement") among FOSTER WHEELER LLC (the "Company"), the Borrowing Subsidiaries (as defined therein), the GUARANTORS party thereto, the LENDERS party thereto (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") and Collateral Agent, and BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager.

                              W I T N E S S E T H :

         WHEREAS, the Company has requested that the Lenders agree to modify certain provisions of the Credit Agreement, and the undersigned Lenders have so agreed, all on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto agree as follows:

Section 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         Section 2. Amendments to Credit Agreement.

         (a) The definition of "Net Cash Proceeds" in Section 1.01 of the Credit Agreement is amended by replacing the parenthetical "(including any cash proceeds received by way of deferred payment (other than in respect of interest)" with the following language: "(including (i) any cash proceeds received by way of deferred payment (other than in respect of interest), (ii) any cash retained by the Company or any Subsidiary related to any Asset Sale after the closing of such Asset Sale and (iii) any cash distributed to the Company or any Subsidiary in connection with the closing of any Asset Sale)"

         (b) The definition of "Senior Debt" in Section 1.0l of the Credit Agreement is amended by (i) replacing the word "and" at the end of clause (f) thereof with a comma and (ii) adding the following text at the end of the definition thereof:

         ", (h) all Non-Recourse Project Debt and any permitted guarantees in respect thereof and (i) up to $15,000,000 of Indebtedness in respect of the Capital Lease for a building in Finland referred to in Section 6.13 hereof."

         (c) Section 6.01(a) of the Credit Agreement is amended by replacing the numbers contained in the column headed "Minimum Amount" with the following numbers:

         "Minimum Amount
         ---------------

             $75,304,000

             $65,005,000

             $62,409,000

             $65,096,000

             $71,637,000

             $78,801,000

             $77,351,000

             $75,598,000

             $78,844,000".

         (d) Section 6.01(b) of the Credit Agreement is amended by replacing the numbers contained in the column headed "Maximum Ratio" with the following numbers:

         "Maximum Ratio
         --------------

                5.55

                7.05

                7.35

                7.00

                6.40

                5.80

                5.90

                6.05

                5.85".

         (e) Section 6.13 of the Credit Agreement is amended by adding after the phrase "so long as the aggregate amount of such Capital Expenditures does not exceed $22,000,000 in fiscal year 2002" the following:

         ", plus (i) up to $33,000,000 in respect of the purchase of the building referred to in the definition of Perryville III Lease Facility with the proceeds from the Perryville I Lease Facility on the Effective Date and (ii) up to $15,000,000 in respect of a certain Capitalized Lease Obligation existing as of the Effective Date for a building in Finland,".

         (f) Section 5.01 of the Credit Agreement is amended by adding the following subsection after subsection (k) thereof:

         "(l) Restructuring Plan. The Company shall deliver to the Administrative Agent, and to each Lender that has requested the same, the Company's restructuring plan, and shall meet with the Administrative Agent and such Lenders to discuss the restructuring plan, no later than May 31, 2003."

         (g) Section 6.07 of the Credit Agreement is amended by:

                  (i) adding "and subject to subsection (d) below," following "Except for the Permitted CIT Sale," and

                  (ii) adding the following subsection after subsection (c):

         "(d) Except for the Permitted CIT Sale and subject to subsection (c) above, the Company will not, and will not permit any of its Subsidiaries, to make any Asset Sale, unless (i) (x) the Net Cash Proceeds of such Asset Sale are less than $25,000,000 and (y) the aggregate amount of Net Cash Proceeds received by the Company and its Subsidiaries in respect of Asset Sales from and after the Amendment No. 2 Effective Date (as defined in Amendment No. 2 to the Credit Agreement, dated as of March 24, 2003) does not exceed $50,000,000,
         (ii) the Net Cash Proceeds of such Asset Sale are greater than $250,000,000 or (iii) the Company obtains the written consent of the Required Lenders."

         SECTION 3. Representations of the Company. The Company represents and warrants that (i) the representations and warranties set forth in the Loan Documents will be true and correct in all material respects on and as of the Amendment No. 2 Effective Date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (ii) no Default will have occurred and be continuing on such date.

         SECTION 4. Waiver. The Lenders hereby waive any Default or Event of Default which may exist under Section 6.13 of the Credit Agreement with respect to fiscal year 2002, but only to the extent arising out of (i) the incurrence of up to $33,000,000 of Capital Expenditures in respect of the purchase of the building referred to in the definition of Perryville III Lease Facility with the proceeds from the Perryville I Lease Facility on the Effective Date, and/or (ii) the incurrence of up to $15,000,000 of Capital Expenditures in respect of a certain Capitalized Lease Obligation existing as of the Effective Date for a building in Finland.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 7. Effectiveness. This Amendment shall become effective as of the Effective Date when the following conditions are met (the "Amendment No. 2 Effective Date"):

         (a) the Administrative Agent shall have received from each of the Company, each Borrowing Subsidiary, each other Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (b) the Administrative Agent shall have received from the Company, for the account of each Lender that has evidenced its agreement hereto as provided in subsection (a) above by 12:00 p. m. (New York City time) on the later of (i) March 24, 2003 and (ii) the date on which the Administrative Agent issues a notice to the Lenders stating that the condition set forth in subsection (a) above has been satisfied, an amendment fee in an amount equal to 0.2720879% of the sum for such Lender of its Term Loans, its Revolving Credit Outstandings and its Letter of Credit Percentage of the aggregate Letter of Credit Outstandings;

         (c) the Administrative Agent shall have received from the Company on or prior to the date on which the Administrative Agent issues a notice to the Lenders stating that the condition set forth in subsection (a) above has been satisfied, a prepayment of principal of the Term Loan in accordance with Section 2.12(a) of the Credit Agreement in the aggregate amount of $10,000,000;

         (d) the Administrative Agent shall have received a work fee for the account of the Administrative Agent in an amount as previously agreed between the Company and the Administrative Agent; and

         (e) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company (or provision for payment) of all fees and expenses owed by it pursuant to the Credit Agreement (including without limitation the fees and expenses of Davis Polk &Wardwell and Ernst &Young Corporate Finance LLC) for which invoices have theretofore been rendered.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



ATTEST:                               FOSTER WHEELER LLC
                                      By: Foreign Holdings Ltd., its sole
                                          member


By: /s/ Lisa Fries Gardner            By:  /s/ Robert D. Iseman
   ----------------------------           -------------------------------------
   Name:  Lisa Fries Gardner              Name:  Robert D. Iseman
   Title: Vice President &                Title: Treasurer
          Assistant Secretary

                                      FOSTER WHEELER USA
                                        CORPORATION


                                      By: /s/ Brian K. Ferraioli
                                          -------------------------------------
                                          Name:  Brian K. Ferraioli
                                          Title: President


                                      FOSTER WHEELER POWER GROUP,
                                        INC.


                                      By:  /s/ Bernard H. Cherry
                                          -------------------------------------
                                          Name:  Bernard H. Cherry
                                          Title: President


                                      FOSTER WHEELER ENERGY
                                        CORPORATION


                                      By:  /s/ Bernard H. Cherry
                                          -------------------------------------
                                          Name:  Bernard H. Cherry
                                          Title: Chairman, President & CEO

                                      FOSTER WHEELER LTD.


                                      By: /s/ Joseph T. Doyle
                                         --------------------------------------
                                         Name:  Joseph T. Doyle
                                         Title: Senior Vice President & CFO


                                      FOREIGN HOLDINGS LTD.


                                      By: /s/ Robert D. Iseman
                                          -------------------------------------
                                          Name:  Robert D. Iseman
                                          Title: Treasurer


                                      FOSTER WHEELER INC.


                                      By: /s/ Joseph T. Doyle
                                          -------------------------------------
                                          Name:  Joseph T. Doyle
                                          Title: Senior Vice President & CFO


                                      FOSTER WHEELER
                                        INTERNATIONAL HOLDINGS, INC.


                                      By: /s/ Joseph T. Doyle
                                          -------------------------------------
                                          Name:  Joseph T. Doyle
                                          Title: Senior Vice President & CFO

                                 EQUIPMENT CONSULTANTS, INC.
                                 FOSTER WHEELER ASIA LIMITED
                                 FOSTER WHEELER CAPITAL & FINANCE
                                   CORPORATION
                                 FOSTER WHEELER CONSTRUCTORS, INC.
                                 FOSTER WHEELER DEVELOPMENT CORPORATION
                                 FOSTER WHEELER ENERGY MANUFACTURING, INC.
                                 FOSTER WHEELER ENERGY SERVICES, INC.
                                 FOSTER WHEELER ENVIRESPONSE, INC.
                                 FOSTER WHEELER ENVIRONMENTAL CORPORATION
                                 FOSTER WHEELER FACILITIES MANAGEMENT, INC.
                                 FOSTER WHEELER INTERNATIONAL CORPORATION
                                 FOSTER WHEELER POWER SYSTEMS, INC.
                                 FOSTER WHEELER PYROPOWER, INC.
                                 FOSTER WHEELER REAL ESTATE DEVELOPMENT
                                   CORP.
                                 FOSTER WHEELER REALTY SERVICES, INC.
                                 FOSTER WHEELER VIRGIN ISLANDS, INC.
                                 FOSTER WHEELER ZACK, INC.
                                 FW MORTSHAL, INC.
                                 FW TECHNOLOGIES HOLDING, LLC
                                 HFM INTERNATIONAL, INC.
                                 PROCESS CONSULTANTS, INC.
                                 PYROPOWER OPERATING SERVICES
                                   COMPANY, INC.


                                 By: /s/ Robert D. Iseman
                                     -------------------------------------
                                     Name:  Robert D. Iseman
                                     Title: President of Foster Wheeler
                                            Capital & Finance Corporation

                                      PERRYVILLE III TRUST


                                      By:   THE BANK OF NEW YORK, not in
                                            its individual capacity but solely
                                            in its capacity as the Owner Trustee
                                            of the Perryville III Trust


                                      By: /s/ Joseph Mate
                                          -------------------------------------
                                          Name:  Joseph Mate
                                          Title: Vice President

                                      BANK OF AMERICA, N.A.

                                      By: /s/ F.A. Zagar
                                          -------------------------------------
                                          Name:  F.A. Zagar
                                          Title: Managing Director


                                      BANC OF AMERICA STRATEGIC
                                        SOLUTIONS, INC.


                                      By: /s/ F.A. Zagar
                                          -------------------------------------
                                          Name:  F.A. Zagar
                                          Title: Managing Director


                                      WACHOVIA BANK, NATIONAL ASSOCIATION


                                      By: /s/ Jill E. Snyder
                                          -------------------------------------
                                          Name:  Jill E. Snyder
                                          Title: Director


                                      ABN AMRO BANK N.V.


                                      By: /s/ Steven C. Wimpenny
                                          -------------------------------------
                                          Name:  Steven C. Wimpenny
                                          Title: Group Senior Vice President

                                      By: /s/ Parker H. Douglas
                                          -------------------------------------
                                          Name:  Parker H. Douglas
                                          Title: Senior Vice President

                                      NATIONAL WESTMINSTER BANK
                                        PLC, NEW YORK BRANCH


                                      By: /s/ Charles Greer
                                          -------------------------------------
                                          Name:  Charles Greer
                                          Title: Senior Vice President



                                      NATIONAL WESTMINSTER BANK
                                        PLC, NASSAU BRANCH


                                      By: /s/ Charles Greer
                                          -------------------------------------
                                          Name:  Charles Greer
                                          Title: Senior Vice President


                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ J.W. Campbell
                                          -------------------------------------
                                          Name:  J.W. Campbell
                                          Title: Managing Director


                                      MERRILL LYNCH, PIERCE, FENNER
                                        & SMITH INCORPORATED


                                      By: /s/ Kevin Lydon
                                          -------------------------------------
                                          Name:  Kevin Lydon
                                          Title: Managing Director


                                      MARINER LDC


                                      By: /s/ C. Howe III
                                          -------------------------------------
                                          Name:  C. Howe III
                                          Title: Director

                                      DEUTSCHE BANK AG NEW YORK
                                        BRANCH AND/OR CAYMAN
                                        ISLANDS BRANCH


                                      By: /s/ Patrick Dowling
                                          -------------------------------------
                                          Name:  Patrick Dowling
                                          Title: Vice President

                                      By: /s/ Scottye Lindsey
                                          -------------------------------------
                                          Name:  Scottye Lindsey
                                          Title: Vice President


                                      BNP PARIBAS


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      THE BAUPOST GROUP SECURITIES LLC


                                      By: /s/ Paul Gannon
                                          -------------------------------------
                                          Name:  Paul Gannon
                                          Title: Managing Driector,
                                                 Chief Financial &
                                                 Administrative Officer


                                      SOCIETE GENERALE, NEW YORK BRANCH


                                      By: /s/ R. Wayne Hutton
                                          -------------------------------------
                                          Name:  Wayne Hutton
                                          Title: Managing Director

                                      CITADEL WELLINGTON PARTNERS L.P.

                                      By: Citadel Limited Partnership, its
                                          General Partner
                                      By: GLB Partners, L.P., its General
                                          Partner
                                      By: Citadel Investment Group, L.L.C., its
                                          General Partner


                                      By: /s/ Levoyd Robinson
                                          -------------------------------------
                                          Name:  Levoyd Robinson
                                          Title: Managing Director


                                      LIBERTYVIEW FUND LLC


                                      By: /s/ Steven S. Rogers
                                          -------------------------------------
                                          Name:  Steven S. Rogers
                                          Title: Authorized Signatory


                                      ORIX MERCHANT BANKING, LLC


                                      By: /s/ Franklin E. Clarke
                                          -------------------------------------
                                          Name:  Franklin E. Clarke
                                          Title: Principal